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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91516) of Packaging Dynamics Corporation of our report dated October 20, 2004, with respect to the financial statements of 3141276 Canada Inc., included in this Current Report on Form 8-K/A of Packaging Dynamics Corporation.

-s- Gifford Hillegass & Ingwersen, LLP
Gifford Hillegass & Ingwersen, LLP

Atlanta, Georgia
November 29, 2004